SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 18, 2005
LIONS GATE ENTERTAINMENT CORP.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880	N/A
(Commission File Number)	(IRS Employer Identification No.)
555 Brooksbank Avenue
North Vancouver, British Columbia V7J 3S5
And
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
(Address of principal executive offices)
(604) 983-5555
(Registrant’s telephone number, including area code)
NO CHANGE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 10.1

Item 1.01.	Entry into a Material Definitive Agreement.
      On February 24, 2005, Lions Gate Entertainment Corp. (“Lions Gate”) completed the private placement of an aggregate amount of $150 million of subsidiary Lions Gate Entertainment Inc.’s (“U.S. Lions Gate”) 3.625% Convertible Senior Subordinated Notes Due 2025 (the “Notes”) pursuant to the terms of a Purchase Agreement dated February 18, 2005 by and among Lions Gate and U.S. Lions Gate and SG Cowen & Co., LLC, J.P. Morgan Securities Inc., Jefferies & Co., Oppenheimer & Co., Thomas Weisel Partners, LLC, Janco Partners and Sanders Morris Harris (together, the “Initial Purchasers”) (the “Purchase Agreement”). The Purchase Agreement also granted the Initial Purchasers an option to purchase an additional $25 million aggregate principal amount of Notes. The Notes are governed by the terms of an Indenture dated February 24, 2005 by and among Lions Gate, U.S. Lions Gate and J.P. Morgan Trust Company, National Association, as Trustee (the “Indenture”). The Notes will be convertible, at any time prior to maturity, redemption or repurchase, into common shares of Lions Gate. Payment of principal and interest on the Notes are guaranteed on a senior subordinated basis by Lions Gate. Lions Gate and U.S. Lions Gate also entered into a Registration Rights Agreement dated February 24, 2005 with the Initial Purchasers (the “Registration Rights Agreement”) pursuant to which Lions Gate and U.S. Lions Gate agreed to register the Notes and the underlying common shares of Lions Gate under the Securities Act of 1933, as amended (the “Securities Act”).
      A copy of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Forms of Note and Guaranty are attached as exhibits and are incorporated herein by reference in their entirety.

Item 3.02.	Unregistered Sales of Equity Securities.
      The Notes have not been registered under the Securities Act and were sold by U.S. Lions Gate to the Initial Purchasers in reliance on an exemption from registration provided by Section 4(2) of the Securities Act. The Notes are convertible, at any time prior to maturity, redemption or repurchase, into common shares of Lions Gate at an initial conversion rate of 70.0133 common shares per $1,000 principal amount of Notes (subject to adjustment).
      The discussion above under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
      (c) Exhibits.
      4.1 Indenture dated February 24, 2005 by and among Lions Gate Entertainment Corp., Lions Gate Entertainment Inc. and J.P. Morgan Trust Company, National Association, as Trustee
      4.2 Form of 3.625% Convertible Senior Subordinated Notes Due 2025
      4.3 Form of Guaranty of 3.625% Convertible Senior Subordinated Notes Due 2025
      4.4 Registration Rights Agreement dated February 24, 2005 between Lions Gate Entertainment Corp., Lions Gate Entertainment Inc., SG Cowen & Co., LLC, J.P. Morgan Securities Inc., Jefferies & Co., Oppenheimer & Co., Thomas Weisel Partners, LLC, Janco Partners and Sanders Morris Harris
      10.1 Purchase Agreement dated February 18, 2005 by and among Lions Gate Entertainment Corp., Lions Gate Entertainment Inc., SG Cowen & Co., LLC, J.P. Morgan Securities Inc., Jefferies & Co., Oppenheimer & Co., Thomas Weisel Partners, LLC, Janco Partners and Sanders Morris Harris

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ James Keegan

Name: James Keegan

Title:	Chief Financial Officer
Date: February 25, 2005